First Quarter 2025 Earnings Conference Call April 29, 2025 Louis J. Torchio T.K. Creal President and Chief Executive Officer Chief Credit Officer Douglas M. Schosser Michael D. Perry Chief Financial Officer Corporate Development & Strategy Investor Relations Sean P. Morrow Treasurer

Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward- looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our financial condition and results of operations, including statements related to our earnings outlook; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward- looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws, government regulations or supervision, examination and enforcement priorities affecting financial institutions, including as part of the regulatory reform agenda of the Trump administration, as well as changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures or those related to changes in monetary, fiscal, regulatory and tariff policies of the U.S. government, including policies of the U.S. Department of Treasury and Board of Governors of the Federal Reserve System; adverse changes in the securities and credit markets; instability or breakdown in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2024 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non- GAAP financial measures to the most directly comparable GAAP measures where applicable. 2

3 FOUNDED 1896 TOTAL ASSETS $14.5B TOTAL DEPOSITS $12.2B TOTAL LOANS $11.2B FINANCIAL CENTERS 130 ROA 1.22% ROE 10.9% NIM(1) 3.87% Northwest Bancshares At-A-Glance Diluted EPS $0.34 For the quarter ended March 31, 2025 (1) Non-GAAP measure- see slides 18-20 for reconciliation

1Q 2025 Highlights: 4 Balance Sheet Management Revenue Growth Expense Control Credit Quality $14.5B Q1 Total Assets $156MM Q1 Total Revenue $92MM Q1 Noninterest Expense $8.3MM Q1 Provision for Credit Losses +20% YOY Commercial C&I Loan Growth +19% YOY Revenue Growth +1.9% YOY Expense Growth .52% Q1 Nonperforming Assets Delivered strong progress on balance mix shift, with C&I gaining meaningful momentum Improved loan yields and effective deposit pricing drove strong revenue growth and NIM performance Maintained stable expense levels, reflecting ongoing operational discipline Upheld strong credit performance and continue to see declines in non-performing assets Northwest has received all regulatory approvals and shareholder approval of its previously announced merger with Penns Woods

1Q 2025 Highlights: 5 • Loans grew $36 million QoQ with a continued focus on re-mixing portfolio and profitable growth • Net Interest Margin improved 45 bps QoQ due to lower cost of funds and increased asset yields inclusive of a 39 bps interest recovery benefit • Noninterest income decreased $11.7 million QoQ as 4Q24 included a $5.9 million gain on Visa B shares and a $4.3 million gain related to a low-income housing tax credit investment sale • Noninterest expense decreased 3.8% vs 4Q24 driven by reduction in processing expense and merger/restructuring costs 1Q25 QoQ Δ YOY Δ EPS $ .34 30.8% 47.8% Net Interest Income $ 127.8 11.9% 23.8% Noninterest Income $ 28.4 -29.2% 1.4% Revenue $ 156.1 1.2% 19.0% Noninterest Expense $ 91.7 -3.8% 1.9% Pre-Tax Pre-Provision Net Revenue* $ 64.5 9.3% 56.5% Provision for Credit Losses $ 8.3 -46.9% 95.0% CET1** 12.9% 31 Bps -25 Bps Efficiency Ratio* 57.7% -191 Bps -965 Bps ROTCE* 14.3% 348 Bps 421 Bps Tangible Book Value per Common Share* $ 9.75 2.5% 6.3%* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. **1Q25 CET1 figures are estimated

6.63 6.57 6.41 6.29 6.24 4.71 4.79 4.81 4.92 4.93 5.33% 5.47% 5.57% 5.56% 6.00% 4.30% 4.80% 5.30% 5.80% 6.30% 6.80% - 2.00 4.00 6.00 8.00 10.00 12.00 1Q24 2Q24 3Q24 4Q24 1Q25 Personal Banking Loans Commercial Banking Loans Loan Yield Loan Balances 6 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Average balances ($ Millions) 1Q25 Change $ Change % Change $ Change % Residential mortgage 3,156 -60 -1.9% -237 -7.0% Home equity 1,140 -15 -1.3% -66 -5.4% Consumer 1,948 30 1.6% -85 -4.2% Commercial real estate 2,880 -104 -3.5% -120 -4.0% Commercial 2,053 121 6.2% 339 19.7% Total Loans 11,177 -28 -0.3% -169 -1.5% • Loans (EOP) grew $36 million QoQ with portfolio mix continuing to shift more towards commercial • Loan yields increased 44 bps QoQ benefiting from an interest recovery but were up 4 bps on a normalized basis despite recent Fed cuts • Average commercial loans increased $121 million compared to 4Q24, or 6.2% despite some significant payoffs • Commercial growth funded through declines in residential mortgage and home equity portfolios, down 1.9% and 1.3% $ m illi on s 11,205 (60) (15) 30 (104) 121 11,177 4Q24 Residential Home Equity Consumer CRE Commercial 1Q25 $ bi llio ns Summary Comments Change in Loan Mix Loan Mix Change Combined Loan Average Balances

7,229 7,296 7,299 7,376 7,376 4,659 4,791 4,798 4,652 4,712 11,888 12,086 12,097 12,028 12,088 1.61% 1.76% 1.78% 1.68% 1.59% -0.30% 0.20% 0.70% 1.20% 1.70% 2.20% 2.70% 3.20% 3.70% - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 1Q24 2Q24 3Q24 4Q24 1Q25 Demand and Savings Time and Money Market Cost of Deposits Deposit Balances 7 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Average balances ($ Millions) 1Q25 Change $ Change % Change $ Change % Demand 2,589 2 0.1% 21 0.8% Interest-bearing Demand 2,593 -43 -1.6% 54 2.1% Money Market 2,083 102 5.2% 122 6.2% Savings 2,194 41 1.9% 72 3.4% Time 2,629 -42 -1.6% -69 -2.6% Total Deposits 12,088 60 0.5% 200 1.7% • Deposit balances remained strong as average total deposits were stable QoQ and grew 1.7% versus 1Q24 • Customer (non-brokered) average deposits increased $68 million QoQ, while brokered deposits decreased $8 million QoQ • The pace of volumes into higher-cost CDs continues to slow • Cost of deposits decreased 9 bps QoQ as impacts of Fed rate cuts flowed through along with proactive management of overall portfolio $ m illi on s $ m illi on s 12,028 2 (43) 102 41 (42) 12,088 4Q24 Demand Int-bearing demand Money Market Savings Time 1Q25 Summary Comments Change in Deposit Mix Deposit Mix Change Deposit Growth and Cost of Deposits

104.1 107.7 112.2 115.0 128.7 3.10 3.20 3.33 3.42 3.87 2.95 3.15 3.35 3.55 3.75 3.95 4.15 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 1Q24 2Q24 3Q24 4Q24 1Q25 Net Intererst Income FTE* NIM% Net Interest Income (FTE) and NIM Trends $ m illi on s Net Interest Margin 8 • Net interest income increased 11.9% with NIM expanding to 3.87% from 3.42% in the previous quarter, inclusive of 39 bps benefit due to an interest recovery on a non-accrual commercial loan payoff in 1Q25 • Securities Portfolio yields continue to increase as we continue to reinvest cash flow at higher yields than the current portfolio • Total cost of funds decreased 12 bps as we have proactively lowered rate offerings ahead of anticipated Fed rate cuts • NIM increased 12 bps from 3.36% in 4Q24 to 3.48% in 1Q25 after adjusting for the benefit of non-accrual interest recoveries in each quarter $ m illi on s Summary Comments Drivers of Net Interest Margin Change Net Interest Income FTE* ($MM) Cost of Funds 9,320 9,491 9,517 9,441 9,499 714 567 465 467 469 2.28 2.40 2.39 2.27 2.15 0.00 1.00 2.00 3.00 4.00 5.00 6.00 8,000 8,500 9,000 9,500 10,000 10,500 1Q24 2Q24 3Q24 4Q24 1Q25 Interest Bearing Deposits Borrowings Cost of Funds % 342 29 3 1 12 387 4Q24 Loans Investments Borrowings Deposits 1Q25 225 245 265 285 305 325 345 365 385 405 B ps $115 $1 $0 $4 $129 $9 6 Bps Non-Accrual Recovery Bps 39 Bps * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

Earning Asset & Funding Mix 9 Funding MixEarning Asset Mix Ending balances ($ Millions) 1Q25 Total % Fixed % Floating % Periodic % Securities 1,889 14% 96% 0% 4% Residential mortgage 3,122 24% 97% 2% 1% Home equity 1,142 9% 62% 38% 0% Consumer 2,081 16% 97% 3% 0% Commercial real estate 2,793 21% 22% 48% 29% Commercial 2,079 16% 28% 69% 3% Total 13,106 100% 67% 26% 7% Ending balances ($ Millions) 1Q25 Total % < 1 Year * > 1 Year * Demand 2,641 21% 100% 0% Interest-bearing Demand 2,591 20% 100% 0% Money Market 2,124 17% 100% 0% Savings 2,222 18% 99% 1% Time 2,596 21% 96% 4% Borrowings 442 3% 60% 40% Total 12,616 100% 97% 3% • Growth in Commercial Loans continues to gradually increase floating % of total earning assets • Consumer loans are fixed but with shorter duration (vehicle loans) • Granular diversified deposit book, average balance of $18,000 • Customer deposits consist of 675 thousand accounts with an average tenure of 12 years • Time deposits have very short duration, allowing for benefit from lower rates to impact net interest expense *Interest rate reset period

2,029 (1) - 3 10 - 2,041 4Q24 Treasury Municipal Corporate Agency CMO Agency MBS 1Q25 2,000 2,005 2,010 2,015 2,020 2,025 2,030 2,035 2,040 2,045 2,050 HTM, 36% AFS, 64% Municipal, 4% Treasury/Agency, 8% Corporate, 1% Agency MBS, 18% Agency CMO, 69% Securities Portfolio 10 • Securities Portfolio yield continues to increase as we reinvest cash flow at higher yields than the runoff portfolio • Securities Portfolio yield increased 6 bps to 2.64% in the quarter • Portfolio effective duration is 5.3 years • 36% of portfolio is HTM to protect capital Summary Comments 2.64% 2.58% Securities Book Yield Securities Portfolio QoQ change Securities Portfolio $ m illi on s Amortized Cost Securities Classification

27.96 (8.85) 27.83 40.06 28.35 27.96 30.56 27.83 40.06 28.35 (15.00) (5.00) 5.00 15.00 25.00 35.00 45.00 1Q24 2Q24 3Q24 4Q24 1Q25 Total Non-interest Income Total Non-interest Income - adjusted* Noninterest Income 11 • Noninterest income decreased $11.7 million QoQ, as it returned to typical levels following the previous quarter’s VISA B shares gain and LIHTC gain • Noninterest income increased $400 thousand YoY, driven by higher SBA loan sales and ongoing growth in market sensitive income compared to 1Q24 Summary Comments Noninterest Income Trend $ m illi on s $ in thousands 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Non-interest Income 1Q25 Change $ Change % Change $ Change % Service charges and fees 14,987 -988 -6.2% -536 -3.5% Trust and other financial services 7,910 425 5.7% 783 11.0% Other operating income 2,109 -11,190 -84.1% -320 -13.2% Gain on sale SBA loans 1,238 416 50.6% 365 41.8% Bank-owned life insurance 1,331 -689 -34.1% -171 -11.4% Mortgage banking income 696 472 210.7% 244 54.0% Gain on real estate owned, net 84 -154 -64.7% 27 47.4% Total Non-interest Income 28,355 -11,708 -29.2% 392 1.4% * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

51.5 53.5 56.2 53.2 54.5 37.5 37.0 34.5 39.3 36.1 1.0 1.9 0.0 2.9 1.1 90.0 92.4 90.8 95.3 91.7 67.4% 65.4% 64.8% 59.6% 57.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% 200.0% - 20.0 40.0 60.0 80.0 100.0 120.0 1Q24 2Q24 3Q24 4Q24 1Q25 Personnel Non-personnel Restructuring Adj. Efficiency Ratio* Noninterest Expense 12 • Compensation and benefits increased by $1.3 million or 2.5% vs 4Q24, driven by seasonal payroll taxes • Processing and other expenses were lower QoQ due to a decrease in professional services as we focused on hiring in-house experts and the timing of technology investments Summary Comments Expense Mix and Efficiency Trend $ m illi on s * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. $ in thousands 1Q25 vs. 4Q24 1Q25 vs 1Q24 Non-interest Expense 1Q25 Change $ Change % Change $ Change % Compensation and employee benefits 54,540 1,342 2.5% 3,000 5.8% Processing expenses 13,990 -1,371 -8.9% -735 -5.0% Premises and occupancy costs 8,400 1,137 15.7% 773 10.1% Office operations 2,977 -59 -1.9% 210 7.6% Professional services 2,756 -1,032 -27.2% -1,309 -32.2% Federal deposit insurance premiums 2,328 -621 -21.1% -695 -23.0% Marketing expenses 1,880 -447 -19.2% -269 -12.5% Merger, asset disposition and restructuring expense 1,123 -1,727 -60.6% 168 17.6% Other 3,743 -811 -17.8% 570 18.0% Total Non-interest Expense 91,737 -3,589 -3.8% 1,713 1.9% 1Q24 2Q24 3Q24 4Q24 1Q25 Efficiency Ratio 68.6% 94.3% 65.2% 61.8% 58.7% Adj. Efficiency Ratio* 67.4% 65.4% 64.8% 59.6% 57.7%

4.2 2.2 5.7 15.5 8.3 0.87% 0.08% 0.16% 0.07% 0.18% 0.35% -0.70% -0.20% 0.30% 0.80% 1.30% 0 2 4 6 8 10 12 14 16 18 1Q24 2Q24 3Q24 4Q24 1Q25 Provision for Credit Losses - Loans Net Charge-offs to Average Loans Adj. for Net Charge-offs (Sold Loans) 11,493 11,345 11,295 11,180 11,216 1.09% 1.10% 1.11% 1.04% 1.09% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 11,000 11,100 11,200 11,300 11,400 11,500 11,600 1Q24 2Q24 3Q24 4Q24 1Q25 Loan Balances Allowance to Loans Allowance for Credit Losses 13 $ m illi on s • Overall ACL coverage at 1.09% is up slightly from 4Q24 due to growth within the commercial lending portfolio and changes within macroeconomic forecasts • Annualized Net charge-offs of 8 bps for the quarter came in below forecast and returned to historic rates after the fourth quarter write-downs of loans sold and transferred to held-for-sale • $8.3 million provision expense for loan losses based on CECL modeling and net charge-offs for the quarter Summary Comments Allowance Quarter-over-Quarter Change Total Loans and Allowance $ m illi on s Net Charge-offs and Provision $ m illi on s 116.8 (2.3) 8.3 122.8 4Q24 Net Charge-offs Provisions 1Q25

98 105 78 78 76 0.67% 0.73% 0.54% 0.54% 0.52% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0 20 40 60 80 100 120 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperformaing Assets Percent of Total Assets 228.8 256.8 319.9 272.3 279.1 1.99% 2.26% 2.83% 2.44% 2.49% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% (10.0) 40.0 90.0 140.0 190.0 240.0 290.0 340.0 1Q24 2Q24 3Q24 4Q24 1Q25 Classified Loans Classified Loans to Total Loans 90.3 68.3 79.0 100.0 112.0 0.76% 0.59% 0.70% 0.90% 1.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% - 20.0 40.0 60.0 80.0 100.0 120.0 1Q24 2Q24 3Q24 4Q24 1Q25 Delinquent Loans Delinquency Percentage Credit Quality 14 $ m illi on s Summary Comments Non-Performing Assets 30 Day Plus Loan Delinquency $ m illi on s Classified Loans $ m illi on s • Credit risk metrics remain stable and within historic levels • Delinquency increase QoQ is attributed to one commercial real estate loan that had previously been identified as Classified and on non-accrual • 1Q25 increase in classified loans was primarily driven by a few small Commercial CRE and Business Banking loans • Non-performing loans decreased $3 million, from 0.56% to 0.53% of loans

Commercial/CRE Loan Distribution

Summary Comments

- Diverse portfolio has allowed Northwest to avoid material industry issues; Immaterial large metro office or rent controlled multi-family concentrations
- Health care sector is a focus, see detail on slide 16
- Maturity and interest rate rollover risk is not significant
- Regulatory CRE Concentration 152% of TargetT1+ACL (Est.)

Classified Loan by Collateral Type


All Others
~20 other property types
30.8%
Other Non RE
Collateral
17.3%
$278MM
2.5% of Total Loan
Outstandings
Nursing Home
19.8%
Student Housing
5.3%
Retail Building
6.2%
5 or More Unit
Dwelling
8.2%
Commercial Office Building
12.5%

Commercial Commitments By Industry


All Others
~15 other
industries
30.2%
Real Estate
and Rental and
Leasing
33.5%
$6.4B
47% of Total Loan
Commitments
Transportation
and Warehousing
5.2%
Retail Trade
5.2%
Construction
5.4%
Health Care and
Social Assistance
9.0%
Manufacturing
11.6%

Northwest Bancshares, Inc.

15

Commercial Real Estate Concentration 16 Nursing Home Quarterly Change • Outstandings reduced another $6 million to $297 million • Classified outstandings increased from 14% to 19% • WARR of portfolio further improved from 4.23 4Q24 to 4.15, peak was 4.81 3Q23 • Industry continues to feel pressure on revenues and expense management • Market appetite exists from an M&A perspective and operator upgrades providing exit options CBSA Commitment Buffalo NY $125,355,168 Harrisburg PA $39,711,997 Rochester NY $35,891,246 New York NY $28,362,047 Pittsburgh PA $25,627,988 Total $254,948,446 Retail Building, 13.7% 5 or More Unit Dwelling, 13.2% Nursing Home, 10.0% Commercial Office Building - NOO, 10.3% Manufacturing & Industrial Building, 6.1% All Others ~30 other property types, 46.7% $2.9B 26% of Total Loan Outstandings Total Loan Outstandings by Property Type Top 5 Geographic Commercial Office Concentrations Commercial office concentrations remain well diversified across our footprint with no market consisting of more than $126 million in total Commitments

2025 Outlook 17 Net Interest Income: Increasing 1-3% YoY Net Interest Margin: Maintaining current levels between 3.30-3.40% Noninterest Income: Growing to $124-129 million Noninterest Expense: Increasing 2-4% YoY Tax Rate: Remaining flat to 2024 tax rate Net charge-offs: Trend towards normalized between 25bps-35bps Assumptions: • Outlook excludes any impact from previously announced Penns Woods Acquisition • Loan growth increases by 2-3% YoY • Heavy focus on Commercial loans and continued remixing of portfolio • Modest deposit growth 1-2% YoY • 1-2 rate cuts in 2025 • Normal seasonality between quarters

Non-GAAP Reconciliation 18 *Dollars in thousands, except per share amounts

Non-GAAP Reconciliation 19 *Dollars in thousands, except per share amounts

Non-GAAP Reconciliation – Continued 20 *Dollars in thousands